--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT:   SEPTEMBER 10, 2001


                                  UNICOMP, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-15671

               COLORADO                                84-1023666
   (State or other jurisdiction of         (IRS Employer Identification No.)
    incorporation or organization)

                        6478 PUTNAM FORD ROAD, SUITE 208
                            WOODSTOCK, GEORGIA 30189
           (Address of principal executive offices including zip code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (770) 424-3684

------------------------------------------------------------------------------

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

a. Effective July 23, 2001, UniComp, Inc. (the "Company") was informed by BDO Seidman, LLP ("BDO") that they elected not to stand as the Company's auditors for the fiscal year ending February 28, 2001. Miller Ray & Houser ("MRH") has now been retained to serve as the Company's independent auditors for the fiscal year ending February 28, 2001. BDO's report on UniComp's financial statements for the fiscal year ended February 29, 2000, contained no adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants and to retain MRH as accountants was approved by the Company's Audit Committee.

         During the fiscal year ended February 29, 2000, and the interim period preceding the change there were no disagreements between the Company and BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make a reference to the subject matter of the disagreements in connection with its report except that in a letter dated June 7, 2000 BDO communicated to the Company a disagreement regarding the revenue recognition of a significant software contract. This letter was not received by the Company until August 30, 2001 and therefore such disagreement has not been discussed with the Audit Committee and the Company has not yet authorized the former accountant to respond fully to the inquiries of the successor accountant concerning the subject matters of the disagreement.

         None of the "reportable events" described in Item 304 (a)(1)(v) of Regulation S-K occurred with respect to the Company during the fiscal year ended February 29, 2000, except that in a letter dated June 7, 2000 BDO communicated to the Company material weaknesses in internal controls to the Board of Directors and management of the Company relating to lack of an experienced CFO and a dedicated corporate controller, and deficiencies in timely reconciliation of general ledger accounts and in the organization of financial information. This letter was not received by the Company until August 30, 2001.

         The Company requested BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter dated, September 7, 2001, is filed as Exhibit 16.1 to this Form 8-K/A. A copy of a letter from BDO to the Securities and Exchange Commission ("SEC") dated August 9, 2001 sent by BDO in response to the Form 8-K filed by the Company on July 27, 2001 is filed herewith as Exhibit 16.2.

b. Effective July 23, 2001, the Company engaged MRH as its independent auditor for the fiscal year ended February 28, 2001. During the fiscal years ended February 28, 2000 and February 29, 2001 and the subsequent interim period to the date hereof, the Company did not consult MRH regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  EXHIBITS

Exhibit Number       Description
--------------       -----------
16.1                 Letter of BDO Seidman, LLP dated September 7, 2001
16.2                 Letter of BDO Seidman, LLP to SEC dated August 9, 2001


                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNICOMP, INC.

/s/ S. A. Hafer                                      September 10, 2001
---------------------------                          ------------------
S. A. Hafer                                          Date
Chief Executive Officer and
Principal Accounting Officer